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                                                                    EXHIBIT 4.1

                              [GLOBALSCAPE LOGO]

                                                         COMMON STOCK

                                                            SHARES
                                                _______________________________

                                                _______________________________
                                                    SEE REVERSE FOR CERTAIN
                                                 DEFINITIONS CUSIP 379406 10 9

                               GLOBALSCAPE, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
    THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY AND RIDGEFIELD PARK, NJ
________________________________________________________________________________
This Certifies that






is the owner of

  FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $.001 PER
                                    SHARE, OF

                                GLOBALSCAPE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/Raymond G. Romero          Globalscape, Inc.         /s/Sandra Poole-Christal
SECRETARY                      Corporate Seal           PRESIDENT

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                               GLOBALSCAPE, INC.

        THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common           UNIF GIFT MIN ACT - ____Custodian______
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT Ten  - as joint tenants with right              Under Uniform Gifts to Minors
          of survivorship and not as               Act ______________________
          tenants in common                                  (State)

     Additional abbreviations may also be used though not in the above list

        For Value Received, _______________________________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________
_______________________________________________________________________________

_______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

_______________________________________________________________________________

_________________________________________________________________________Shares
of the stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________________________

                                        X ______________________________________
                                                        (SIGNATURE)
                      Notice:
              THE SIGNATURE(S) TO THIS
              ASSIGNMENT MUST CORRE-
              SPOND WITH THE NAME(S)
              AS WRITTEN UPON THE
              FACE OF THE CERTIFICATE
              IN EVERY PARTICULAR,
              WITHOUT ALTERATION OR
              ENLARGEMENT OR ANY
              CHANGE WHATEVER.

                                        X ______________________________________
                                                        (SIGNATURE)
                                        ________________________________________
                                        THE SIGNATURES(S) SHOULD BE GUARANTEED
                                        BY AN ELIGIBLE GUARANTOR INSTITUTION AS
                                        DEFINED IN RULE 17DD-15 UNDER THE
                                        SECURITIES EXCHANGE ACT OF 1934, AS
                                        AMENDED.
                                        ________________________________________
                                        SIGNATURES(S) GUARANTEED BY:

                                        ________________________________________
        THE TRANSFER AND RIGHTS OF SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS AND CONDITIONS AS SET FORTH IN THE BYLAWS OF THE CORPORATION, DATED AS OF MAY 8, 2000. A COPY OF THE BYLAWS WILL BE FURNISHED WITHOUT CHARGE TO THE RECORD HOLDER HEREOF UPON WRITTEN REQUEST BY SUCH HOLDER TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.